Exhibit 10.1

Deed and Amendment dated December 22, 2011

Parties
Minifab (Aust) Pty Ltd ACN 100 768 474
of of 9 The Centreway, Mount Waverley, Victoria 3149, Australian
(MiniFAB)

TearLab Research, Inc.
of 7360 Carroll Road., Suite 200, San Diego, CA  92121, U.S.A.
(TearLab)

Introduction

The parties wish to amend the Principal Agreement on the terms of this Deed and Amendment.

It is agreed

1	Definitions and interpretation

1.1	Definitions In this Deed and Amendment:

(1)	Deed and Amendment means this document, including any schedule or annexure to it; and

(2)	Principal Agreement means Manufacturing and Development Agreement between MiniFAB and TearLab dated 1 August 2011.

1.2	Interpretation Clause 1.2 of the Principal Agreement applies to the interpretation of this Deed and Amendment (where references to “Agreement” are to be read as references to this Deed and Amendment).

1.3	Previous definitions Unless the contrary intention appears, a word or phrase defined in the Principal Agreement has the same meaning in this Deed and Amendment.

2	Amendment of Principal Agreement

2.1	With effect from the date of this Deed and Amendment, the Principal Agreement is amended as follows:

(1)
The table under the section entitled “Minimum Order Requirements and Annual Production Capacity” in Schedule 3 (“Manufacturing and Ordering Schedule for the First Product”) of the Principal Agreement is deleted and replaced with the following table:

Year	Minimum Order Requirements	Expected Limit	Consequences for failure to meet Minimum Order Requirements (Minimum Order Liquidated Damages)	Annual Production Capacity
2010	****[REDACTED]****	****[REDACTED]****
An amount equal the Fixed Price Amount of the Product (as set out in the Pricing Schedule) payable multiplied by the difference between the Minimum Orders Requirement and the actual quantity of the Product ordered by TearLab from MiniFAB during the year.  To be calculated on an annual basis.
****[REDACTED]****
2011	****[REDACTED]****	****[REDACTED]****		****[REDACTED]****
2012	****[REDACTED]****	****[REDACTED]****		****[REDACTED]****
2013	****[REDACTED]****	****[REDACTED]****		****[REDACTED]****
2014	****[REDACTED]****	****[REDACTED]****		****[REDACTED]****
2015	****[REDACTED]****	****[REDACTED]****		****[REDACTED]****

(2)	The table under the section entitled “Selling Price” in Schedule 4 (“Pricing Schedule for the First Product”) of the Principal Agreement is deleted and replaced with the following table:

Year	Fixed Price Amount (AUD) per unit	Net Sales Amount Percentage
2010	****[REDACTED]****	****[REDACTED]****
2011	****[REDACTED]****	****[REDACTED]****
2012	****[REDACTED]****	****[REDACTED]****
2013	****[REDACTED]****	****[REDACTED]****
2014	****[REDACTED]****	****[REDACTED]****
2015	****[REDACTED]****	****[REDACTED]****

3	Amendments not to affect accrued rights and obligations

3.1	The variations to the Principal Agreement do not affect the validity or enforceability of the Principal Agreement as amended.

3.2	Nothing in this Deed and Amendment:

(1)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Principal Agreement before the date of this Deed and Amendment; or

(2)	discharges, releases or otherwise affects any liability or obligation arising under the Principal Agreement before the date of this Deed and Amendment.

4	Confirmation

4.1	Each party is bound by the Principal Agreement as varied by this Deed and Amendment.

5	General

5.1
Further assurance

Each party must promptly at its own cost do all things (including executing and if necessary delivering all documents) necessary or desirable to give full effect to this Deed and Amendment.

5.2	Costs and outlays Each party must pay its own costs and outlays connected with the negotiation, preparation and execution of this Deed and Amendment.

5.3	Governing law The law of England, United Kingdom governs this Deed and Amendment.

Executed as a deed and amendment and delivered on the date shown on the first page.

Executed by MiniFAB (Aust) Pty Ltd ACN 100 768 474 in accordance with section 127 of the Corporations Act 2001:
/s/ Michael Wilkinson	/s/ Erol Harvey
Director/company secretary	Director

Michael Wilkinson	Erol Harvey
Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

Signed and sealed for and on behalf of TearLab Research, Inc. by its authorised representative in the presence of:
/s/ Stephen G. Zmina	/s/ Robert Walder
Signature of witness	Signature of authorised representative
Stephen G. Zmina	Robert Walder
Name of witness (BLOCK LETTERS)	Name of authorised representative (BLOCK LETTERS)
7360 Carrol Road San Diego, CA 92127
Address of witness